UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026

Public Storage

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	93-2834996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2811 Internet Boulevard, Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
Guarantee of 0.875% Senior Notes due 2032 issued by Public Storage Operating Company	PSA/32	New York Stock Exchange
Guarantee of 0.500% Senior Notes due 2030 issued by Public Storage Operating Company	PSA/30	New York Stock Exchange
Guarantee of 3.500% Senior Notes due 2034 issued by Public Storage Operating Company	PSA/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On March 16, 2026, Public Storage, a Maryland real estate investment trust (“Parent”), Public Storage OP, L.P., a Delaware limited partnership (“Parent OP”), Pelican Merger Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent (“Merger Sub I”), Pelican Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent OP (“Merger Sub II” and, together with Parent, Parent OP and Merger Sub I, the “Parent Parties”), National Storage Affiliates Trust, a Maryland real estate investment trust (the “Company”), and NSA OP, LP, a Delaware limited partnership (the “Partnership” and, together with the Company, the “Company Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

Upon the terms and subject to the conditions of the Merger Agreement, (i) at the Company Merger Effective Time (as defined below), the Company will merge with and into Merger Sub I, with Merger Sub I being the surviving entity (the “Surviving Company” and, such merger, the “Company Merger”), (ii) following the consummation of the Company Merger and prior to the Partnership Merger Effective Time (as defined below), the Partnership will consummate the Dropdown JV Contribution pursuant to the Dropdown JV Contribution Agreement, (iii) following the consummation of the Dropdown JV Contribution, the Dropdown JV Financing will be consummated as contemplated therein, (iv) following the consummation of the transactions described in (ii) and (iii) above, any redemption of Class A OP Units of the Partnership (the “Partnership OP Units”) pursuant to the Special Redemption will be consummated immediately prior to the Partnership Merger Effective Time and (v) Merger Sub II will merge with and into the Partnership, with the Partnership being the surviving limited partnership (the “Partnership Merger” and, together with the Company Merger, the “Mergers”). The board of trustees of the Company (the “Board”), for itself and in its capacity as the sole general partner of the Partnership, has (a) declared the Mergers advisable and in the best interests of the Company and its shareholders and the Partnership and its limited partners, as applicable, (b) approved the Merger Agreement, the Mergers and the other transactions contemplated thereby, (c) recommended that the Company’s shareholders approve the Company Merger and the other transactions contemplated by the Merger Agreement at a special shareholders’ meeting, and (d) recommended that the limited partners of the Partnership approve the Mergers and the other transactions contemplated by the Merger Agreement by written consent through a consent solicitation.

Merger Consideration

Company Common Shares

Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), by virtue of the Company Merger, each Company common share of beneficial interest, par value $0.01 per share (“Company Common Share”) issued and outstanding immediately prior to the Company Merger Effective Time will be cancelled and retired and will cease to exist, and will automatically be converted into the right to receive 0.1400 of a Parent common share of beneficial interest, par value $0.10 per share (“Parent Common Shares”), without interest, plus the right, if any, to receive cash in lieu of fractional Parent Common Shares into which such Company Common Shares would have been converted.

Company Preferred Shares

Pursuant to the terms and conditions of the Merger Agreement, effective as of immediately prior to the Company Merger Effective Time, each of the Company’s 6.000% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share (the “Company Series A Preferred Shares”), and the Company’s 6.000% Series B cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share (the “Company Series B Preferred Shares” and, together with the Company Series A Preferred Shares, the “Company Preferred Shares”), will automatically be converted into the right to receive one validly issued Parent preferred share of beneficial interest, par value $0.01 per share (“Parent Preferred Shares”), of the corresponding class or series having rights, preferences, privileges and voting powers that are materially unchanged from the rights, preferences, privileges and voting powers of the corresponding class or series of Company Preferred Shares, including with respect to dividend rights, liquidation preference, redemption rights, voting rights and ranking.

Company Restricted Share Awards

Pursuant to the terms and conditions of the Merger Agreement, effective as of immediately prior to the Company Merger Effective Time, each award of restricted Company Common Shares that is outstanding and unvested prior to the Company Merger Effective Time, shall vest in full, and all restrictions thereon shall automatically lapse, as of immediately prior to the Company Merger Effective Time.

Operating Partnership

The general partner interests in the Partnership owned by the Company as of immediately prior to the effective time of the Partnership Merger (the “Partnership Merger Effective Time”) will remain outstanding as general partnership interests in the Partnership.

Each Partnership OP Unit (other than any Partnership OP Unit held by a person that is not an “accredited investor” (as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”))) that is not being redeemed pursuant to the Special Redemption, including all Partnership OP Units held by the Company, issued and outstanding immediately prior to the Partnership Merger Effective Time (including any Partnership Unit which is designated as an LTIP Unit (“Partnership LTIP Units”) that were converted into Partnership OP Units), will automatically be converted into 0.1400 of a Parent OP Unit (the “Partnership Unit Merger Consideration”), or in lieu of receiving the Partnership Unit Merger Consideration, limited partners who are accredited investors (other than the Company) may elect to redeem immediately prior to the Partnership Merger Effective Time their Partnership OP Units in exchange for a portion of the aggregate outstanding units of a to be formed Delaware limited liability company (“Aggregator”) and, if applicable, cash in lieu of fractional or de minimis interests, and Aggregator will in turn hold 80% of the outstanding equity interests in the Dropdown JV (as defined below) (“Dropdown JV Units”). Each Partnership OP Unit that is held by a person that is not an “accredited investor” and that is issued and outstanding immediately prior to the Partnership Merger Effective Time will automatically be converted into the right to receive, without interest, an amount in cash equal to the Partnership Unit Merger Consideration.

Preferred Partnership Units

Pursuant to the terms and conditions of the Merger Agreement, each preferred unit in the Partnership (the “Partnership Preferred Units”) of any class or series that is issued and outstanding immediately prior to the Partnership Merger Effective Time will be automatically cancelled and converted into one new validly issued preferred unit in Parent OP (the “Parent OP Preferred Unit”) of the corresponding class or series having rights, preferences, privileges and voting powers that are materially unchanged from the rights, preferences, privileges and voting powers of the corresponding class or series of Partnership Preferred Units outstanding immediately prior to the Partnership Merger Effective Time, including with respect to distribution rights, liquidation preference, redemption rights, voting rights and ranking, in each case as set forth in the Partnership Agreement and the applicable partnership unit designations, and each holder of Partnership Preferred Units will be admitted as a limited partner of Parent OP following the Partnership Merger Effective Time.

Partnership LTIP Units

Pursuant to the terms and conditions of the Merger Agreement, each performance-vesting Partnership LTIP Unit granted in 2026 that is outstanding immediately prior to the Partnership Merger Effective Time shall be cancelled at the Partnership Merger Effective Time for no consideration. Each other Partnership LTIP Unit that is outstanding and unvested immediately prior to the Partnership Merger Effective Time shall vest in full, and all restrictions thereon shall automatically lapse, as of immediately prior to the Partnership Merger Effective Time, with any performance-based vesting conditions treated as assuming attainment of the target level of performance, and immediately following such vesting and effective as of the Partnership Merger Effective Time, the Company, as general partner of the Partnership, shall exercise its right to convert all such Partnership LTIP Units then eligible for conversion into an equal number of Partnership OP Units in accordance with the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of May 30, 2024 (the “Partnership Agreement”), and the Partnership OP Units issued in respect thereof shall be treated as Partnership OP Units for purposes of the Merger Agreement and shall receive the same form and amount of consideration as other Partnership OP Units in the Partnership Merger.

Promptly following the Partnership Merger Effective Time on the Closing Date, the Partnership shall pay each holder of Partnership LTIP Units, other than performance-vesting Partnership LTIP Units granted in 2026, an amount equal to all accrued and unpaid cash distributions with respect to such Partnership LTIP Units up to and including the Partnership Merger Effective Time, without interest, in accordance with the terms of the applicable award agreements governing such Partnership LTIP Units and the Partnership Agreement.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Company to conduct its business in all material respects in the ordinary course of business and in a manner consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the closing of the Mergers (the “Closing” and, such date, the “Closing Date”). Parent delivered to the Company (i) the Parent Commitment Letter and (ii) the Dropdown JV Commitment Letter, each dated as of the date of the Merger Agreement and pursuant to which the Financing Parties thereto have agreed to lend certain amounts to Parent and the Dropdown JV, as applicable. There are no conditions precedent related to the funding of the full amount of the Financing other than the conditions precedent expressly set forth in the Commitment Letters.

Closing Conditions

The consummation of the Mergers is subject to certain customary closing conditions, including, among others: (i) approval of the Company Merger, the Merger Agreement and the other transactions contemplated therein, by the affirmative vote of the holders of Company Common Shares entitled to cast a majority of the votes entitled to be cast thereon (the “Company Requisite Vote”); (ii) approval of the Company Merger and the Partnership Merger and the other transactions contemplated by the Merger Agreement by holders representing more than 50% of the outstanding Partnership OP Units, excluding Partnership OP Units held, directly or indirectly, by the Company or any of its subsidiaries (the “Initial Partnership Approval”), or, if the Initial Partnership Approval is not obtained, then approval of the Company Merger and the Partnership Merger and the other transactions contemplated by the Merger Agreement by the consent of holders representing at least 50% of the outstanding Partnership OP Units, including the Partnership OP Units held, directly or indirectly, by the Company and its subsidiaries with (x) the Partnership OP Units held by the Company and its subsidiaries being voted in favor of such transactions in the same proportion as the Company Common Shares are voted in favor of such transactions in the Company Requisite Vote and (y) the Partnership OP Units held by holders other than the Company and its subsidiaries being entitled to cast a number of votes equal to the total votes such holders would have been entitled to cast at a meeting of the Company’s shareholders had such holders exchanged their Partnership OP Units for Company Common Shares as of the applicable record date (the “Company-Wide Partnership Approval”); (iii) the registration statement on Form S-4 becoming effective in accordance with the provisions of the Securities Act; (iv) the absence of a law or order restraining, enjoining, rendering illegal or otherwise prohibiting the consummation of the Mergers; and (v) the Parent Common Shares and the Parent Preferred Shares to be issued in the Company Merger being approved for listing on the New York Stock Exchange.

Additionally, the obligation of the Company Parties to effect the Mergers is subject to: (i) certain representations and warranties of the Parent Parties being true and correct, as of the signing date and the Closing Date and subject to certain materiality standards; (ii) the Parent Parties having performed or complied in all material respects with their obligations, agreements and covenants under the Merger Agreement; (iii) the absence of a Parent Material Adverse Effect that is continuing; and (iv) the receipt of certain tax opinions. The Merger Agreement requires the Company to convene a shareholders’ meeting for the purpose of obtaining the Company Requisite Vote.

Further, the obligation of the Parent Parties to effect the Mergers is subject to: (i) certain representations and warranties of the Company Parties being true and correct, as of the signing date and the Closing Date and subject to certain materiality standards; (ii) the Company Parties having performed or complied in all material respects with their obligations, agreements and covenants under the Merger Agreement; (iii) the absence of a Company Material Adverse Effect that is continuing; (iv) the receipt of certain tax opinions; and (v) the Dropdown JV being formed, each Special Redemption being consummated, and the number of Redemption Units being equal to the JV Interest Amount.

Prohibitions on Solicitations of Transactions

The Company has agreed not to solicit or enter into an agreement relating to certain alternative transactions, and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning, or provide non-public information to a third party in connection with, certain alternative transactions. However, the Company may, prior to obtaining the Company Requisite Vote, engage in discussions or negotiations and provide non-public information to a third party that has made an unsolicited bona fide alternative transaction proposal (a “Company Acquisition Proposal”) that did not result from a breach of the non-solicitation provisions of the Merger Agreement if the Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the duties of the Board under applicable law and, after consultation with outside legal counsel and financial advisors, that such Company Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal. The Company must notify Parent following receipt of any Company Acquisition Proposal, in accordance with the terms of the Merger Agreement.

Prior to obtaining the Company Requisite Vote, the Board may, in certain circumstances, effect an Adverse Recommendation Change or terminate the Merger Agreement to accept a Superior Proposal, subject to complying with specified notice and other conditions set forth in the Merger Agreement. During the four Business Day period following Parent’s receipt of any Notice of Change of Recommendation, the Company must negotiate with Parent in good faith to make adjustments to the Merger Agreement so that, in the case of a Superior Proposal, such Superior Proposal no longer constitutes a Superior Proposal, or in the case of an Intervening Event, the need to make an Adverse Recommendation Change or terminate the Merger Agreement is obviated. Any such amendment would require a new Notice of Change of Recommendation, except that the notice period will be reduced to three business days.

Termination of the Merger Agreement; Termination Fee

The Merger Agreement may be terminated (i) by the mutual written consent of Parent and the Company, and (ii) by either the Company or Parent by written notice to the other, including if: (a) there is any law or prohibition permanently restraining, enjoining or otherwise prohibiting consummation of the Mergers; (b) the Mergers have not been consummated on or before

December 16, 2026; (c) the Company Requisite Vote has not been obtained at a duly held meeting of the holders of the Company Common Shares convened therefor; or (d) the Partnership Requisite Vote has not been obtained, subject to certain customary exceptions.

Further, the Merger Agreement may be terminated under certain circumstances by written notice from the Company to Parent, including if: (i) prior to obtaining the Company Requisite Vote (a) the Board authorizes the Company to enter into an Alternative Acquisition Agreement relating to a Superior Proposal; (b) concurrently with the termination of the Merger Agreement, the Company enters into an Alternative Acquisition Agreement; and (c) prior to or concurrently with such termination, the Company pays a termination fee to Parent of $201,966,000; or (ii) the Parent Parties have breached or failed to perform their respective representations, warranties, covenants or other agreements in accordance with the terms of the Merger Agreement.

In addition, Parent may terminate the Merger Agreement by written notice to the Company under certain circumstances and subject to certain restrictions, including if: (i) the Company Parties have breached or failed to perform any of their respective representations, warranties, covenants or other agreements in accordance with the terms of the Merger Agreement; or (ii) the Board effects an Adverse Recommendation Change. Upon termination of the Merger Agreement, under certain circumstances, the Company will be required to pay a termination fee to Parent of $201,966,000.

Dividends or Distributions

During the term of the Merger Agreement, the Company and the Partnership may not pay dividends or distributions without the prior written consent of Parent, other than in enumerated instances, including the payment of (i) regular quarterly cash dividends in respect of the Company Common Shares up to an amount of $0.57 per share per quarter, (ii) regular distributions that are required to be made in respect of the Partnership OP Units and DownREIT interests, (iii) dividends pursuant to the terms of the Company Preferred Shares and by the Partnership of distributions pursuant to the terms of the Partnership Preferred Units, (iv) dividends that are required to be made pursuant to the terms of the Company Equity Awards, (v) dividends or distributions required for the Company to maintain its status as a REIT under the Internal Revenue Code or to avoid the incurrence of any income or excise taxes by the Company, and (vi) dividends and distributions, if any, in respect of Company Common Shares, Partnership OP Units, and DownREIT interests equal to (x) $0.0016 multiplied by (y) the number of calendar days elapsed from and including the first day of the calendar quarter in which the Closing Date occurs until (but not including) the Closing Date.

During the term of the Merger Agreement, Parent may not pay dividends or distributions without the prior written consent of the Company, other than in enumerated instances, including the payment of (i) regular quarterly cash dividends in respect of the Parent Common Shares up to an amount of $3.00 per share per quarter, (ii) regular distributions that are required to be made in respect of the Parent OP Units, (iii) dividends pursuant to the terms of the Parent Preferred Shares, (iv) dividends that are required to be made pursuant to the terms of the Parent equity awards, and (v) dividends or distributions required for Parent to maintain its status as a REIT under the Internal Revenue Code or to avoid the incurrence of any income or excise taxes by Parent.

Dropdown JV

In connection with the Closing, the parties will enter into a joint venture (the “Dropdown JV”) that will hold certain identified real estate assets contributed by the Partnership, valued at approximately $3.2 billion. It is expected that, at the Closing, the Dropdown JV will have approximately $2.2 billion of debt. It is expected that 80% of the common equity of the Dropdown JV will be held by certain limited partners of the Partnership (each a “Dropdown JV Investor”) and 20% of the common equity of the Dropdown JV will be held by a subsidiary of Parent (the “Managing Member”). For each Partnership OP Unit contributed by a Dropdown JV Investor, such investor will receive one unit in the Dropdown JV with a value equal to 0.1400 of a Parent OP Unit, which, based on the trading price of the Parent Common Shares as of the close of trading on March 13, 2026, represents $41.6808 per unit, to be held indirectly through Aggregator. The Managing Member will be responsible for administering the business and affairs of the Dropdown JV, subject to the Dropdown JV Investors’ consent rights over certain major decisions. The Dropdown JV will pay certain customary fees to the Managing Member for managing and operating the properties.

The Dropdown JV intends to distribute all of its available operating cash on a quarterly basis to its equityholders. For the first three years following the Closing, it is intended that such distributions are expected to equal at least $2.28 per unit per fiscal year (subject to pro rata adjustment for partial years). Parent has agreed to provide certain support with respect to such distributions during such three-year period.

Following the seven-year anniversary of the Closing Date, either the Managing Member or the Dropdown JV Investors (through Aggregator) may initiate a forced sale of the portfolio, subject to a right of first offer in favor of the non-initiating party. In addition, following such seven-year period, each Dropdown JV Investor will have certain redemption rights with respect to its units, subject to certain restrictions.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide shareholders with information regarding the terms and conditions set forth in the Merger Agreement. It is not intended to provide any other factual or financial information about the Company, the Partnership, Parent, Parent OP, Merger Sub I, Merger Sub II or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Partnership, Parent, Parent OP, Merger Sub I, Merger Sub II or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, the Partnership, Parent, Parent OP, Merger Sub I, Merger Sub II and their respective affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company, and the prospectus that Parent, will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company and Parent will make with the Securities and Exchange Commission.

Item 8.01	Other Events.

Election and Support Agreement

Concurrently with execution of the Merger Agreement, each of David Cramer, Arlen Nordhagen, and Tamara Fischer (the “Individuals”) (and entities affiliated with the Individuals), have entered into an Election and Support Agreement with Parent (the “Election and Support Agreement”), pursuant to which such Individuals and such entities affiliated with the Individuals have agreed to vote all Company Common Shares and Partnership OP Units beneficially owned by them in favor of the Mergers. Additionally, the Individuals have agreed to elect to have at least 50% of the Partnership OP Units beneficially owned by them redeemed pursuant to the Special Redemption, and, subject to the consummation of the Mergers, converted into units in the Dropdown JV on a one-to-one basis. The Election and Support Agreement will terminate upon the earlier of (i) the Partnership Merger Effective Time, (ii) the termination of the Merger Agreement, (iii) the entry without the prior written consent of each Individual into any modification to the Merger Agreement that results in a decrease in the Merger Consideration and (iv) delivery of written notice to Parent at any time following the occurrence of an Adverse Recommendation Change made in compliance with the Merger Agreement.

The foregoing description of the Election and Support Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Election and Support Agreement, which is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

Commitment Letters

In connection with the execution of the Merger Agreement, on March 16, 2026, Parent entered into (i) the Parent Commitment Letter with Goldman Sachs Bank USA and Wells Fargo Bank, National Association (the “Parent Commitment Parties”), pursuant to which the Parent Commitment Parties committed to provide, subject to the terms and conditions of the Parent Commitment Letter, up to $2.0 billion of senior unsecured bridge loans and (ii) the Dropdown JV Commitment Letter with Goldman Sachs Bank USA and Wells Fargo Bank, National Association (the “Dropdown JV Commitment Parties”), pursuant to which the Dropdown JV Commitment Parties committed to provide, subject to the terms and conditions of the Dropdown JV Commitment Letter, approximately $2.0 billion of mortgage and/or mezzanine bridge loans to the Dropdown JV or one or more of its subsidiaries.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 16, 2026, by and among National Storage Affiliates Trust, NSA OP, LP, Public Storage, Public Storage OP, L.P., Pelican Merger Sub I, LLC and Pelican Merger Sub II, LLC.*

99.1	Election and Support Agreement, dated as of March 16, 2026, by and among Public Storage and the Holders thereto.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. Parent agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that Parent may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and in Section 21E of the Securities Exchange Act of 1934, as amended, which are based on current expectations, estimates and projections about the industry and markets in which National Storage Affiliates Trust (“NSA”) and Public Storage operate, as well as beliefs and assumptions of NSA and Public Storage. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that NSA or Public Storage expects or anticipates will occur in the future are forward-looking statements, including statements relating to any possible transaction between NSA and Public Storage, rent and occupancy growth, acquisition and development activity, acquisition and disposition activity, general conditions in the geographic areas where NSA and Public Storage operate, NSA’s and Public Storage’s respective debt, capital structure and financial position and NSA’s and Public Storage’s respective ability to form new ventures. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to NSA’s ability to obtain the required shareholder and unitholder approval, and the parties’ ability to satisfy the other conditions to consummating the proposed transaction; (ii) the inability to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that NSA’s business will not be integrated successfully with Public Storage’s or that such integration may be more difficult, time-consuming or costly than expected; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) potential litigation relating to the proposed transaction that could be instituted against NSA or its trustees, managers or officers, including resulting expense or delay and the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction, including diverting the attention of NSA and Public Storage management from ongoing business operations, will harm NSA’s and Public Storage’s businesses during the pendency of the proposed transaction or otherwise;

(vii) certain restrictions during the pendency of the business combination that may impact NSA’s and Public Storage’s ability to pursue certain business opportunities or strategic transactions; (viii) the possibility that the business combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring NSA to pay a termination fee; (x) the effect of the announcement of the proposed transaction on the ability of NSA and Public Storage to operate their respective businesses and retain and hire key personnel, and to maintain favorable business relationships; (xi) risks related to the market value of Public Storage common stock to be issued in the proposed transaction; (xii) other risks related to the completion of the proposed transaction and actions related thereto; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination or otherwise that could affect NSA’s or Public Storage’s financial performance; (xiv) other risks related to the completion of the proposed transaction and actions related thereto; (xv) legislative, regulatory and economic developments; (xvi) unpredictability and severity of local, regional, national and international economic, political and catastrophic climates, conditions and events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics, as well as management’s response to any of the aforementioned factors; (xvii) changes in global financial markets, interest rates and foreign currency exchange rates; (xviii) increased or unanticipated competition affecting NSA’s or Public Storage’s properties; (xix) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xx) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xxi) risks related to NSA’s and Public Storage’s investments in ventures, including NSA’s and Public Storage’s respective abilities to establish new ventures; (xxii) environmental uncertainties, including risks of natural disasters; (xxiii) those risks and uncertainties set forth in NSA’s and Public Storage’s Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Cautionary Statement Regarding Forward-Looking Statements,” respectively, and “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by NSA or Public Storage, as the case may be, with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xxiv) those risks that will be described in the Registration Statement and Proxy Statement/Prospectus that will be filed with the SEC in connection with the proposed transaction and available from the sources indicated below. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Neither NSA nor Public Storage undertakes any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if NSA’s and Public Storage’s underlying assumptions prove to be incorrect, NSA’s, Public Storage’s and the combined company’s actual results may vary materially from what NSA or Public Storage may have expressed or implied by these forward-looking statements. NSA and Public Storage caution not to place undue reliance on any of NSA’s or Public Storage’s forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect NSA or Public Storage.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information and Where to Find It

In connection with the proposed transaction between NSA and Public Storage, Public Storage intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of NSA that also constitutes a prospectus of Public Storage (the “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to NSA’s shareholders seeking their approval of the proposed transaction and other related matters. Each of NSA and Public Storage may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Registration Statement, Proxy Statement/Prospectus or any other document that NSA or Public Storage (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NSA AND PUBLIC STORAGE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when they become available) and other documents filed with the SEC by NSA and/or Public Storage, which contain important information, through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the documents filed by NSA with the SEC on

NSA’s website at https://ir.nsastorage.com/sec-filings/all-sec-filings or by contacting NSA Investor Relations at ghoglund@nsareit.net. Security holders will also be able to obtain free copies of the documents filed by Public Storage with the SEC on Public Storage’s website at https://investors.publicstorage.com/financial-reports/sec-filings or by contacting Public Storage Investor Relations at investorrelations@publicstorage.com.

Participants in the Solicitation

NSA, Public Storage, their respective trustees and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from NSA’s shareholders in respect of the proposed transaction. Information about the trustees and executive officers of NSA, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in NSA’s proxy statement for its 2025 Annual Meeting of Shareholders under the headings “Our Board,” “How We Are Paid,” “Compensation Discussion and Analysis,” “Summary Compensation and Other Tables,” “Severance and Change in Control Arrangements,” “Certain Relationships and Related Transactions” and “Shareholder Ownership Information,” which was filed with the SEC on March 28, 2025, and in NSA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026. To the extent holdings of NSA’s securities by its trustees or executive officers have changed since the amounts set forth in NSA’s definitive proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on an Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5, in each case filed with the SEC, and available on the SEC’s website at www.sec.gov. Information about the trustees and executive officers of Public Storage, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Public Storage’s proxy statement for its 2025 Annual Meeting of Shareholders under the headings “2024 Trustee Compensation,” “Our Named Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Potential Payments Upon Termination or Change in Control,” “Outstanding Equity Awards at 2024 Fiscal Year End,” “Related Person Transactions” and “Share Ownership of Trustees and Management,” which was filed with the SEC on March 28, 2025, in Public Storage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 12, 2026, in Public Storage’s Form 8-K filed with the SEC on July 30, 2025, and in Public Storage’s Form 8-K filed with the SEC on February 12, 2026. To the extent holdings of Public Storage’s securities by its trustees or executive officers have changed since the amounts set forth in Public Storage’s definitive proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on an Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5, in each case filed with the SEC and available on the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the Registration Statement and the Proxy Statement/Prospectus carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents from NSA or Public Storage using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

By:	/s/ Joseph D. Fisher
Joseph D. Fisher
President and Chief Financial Officer

Date: March 17, 2026